UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (this “Current Report”) amends the Current Report on Form 8-K filed by 3D Systems Corporation (the “Company”) with the Securities and Exchange Commission on August 20, 2025 (the “Original Report”) and is being filed in order to supplement the Company’s disclosure under Item 5.02 of the Original Report. The Original Report otherwise remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, on August 20, 2025, the Company appointed Ms. Phyllis Nordstrom, the Company’s current Executive Vice President, Chief People Officer, and Chief Administrative Officer, as the Company’s interim Chief Financial Officer, including to serve as principal financial officer and principal accounting officer, effective as of August 29, 2025. At the time of the Original Report, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors had not made a determination regarding any compensation adjustments in connection with Ms. Nordstrom’s appointment as the Company’s interim Chief Financial Officer.

In recognition of Ms. Nordstrom’s expanded responsibilities in assuming the additional role of interim Chief Financial Officer, on August 26, 2025, the Compensation Committee approved an increase of $15,000 to her monthly salary, effective as of August 30, 2025. The Compensation Committee also granted her a one-time restricted stock award of shares of the Company’s common stock with a value of $800,000, which will vest ratably over three years on each anniversary of the date of grant, subject to Ms. Nordstrom’s continued employment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: September 2, 2025	By:	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and Chief Executive Officer